                                                                    EXHIBIT 10.2

                      AIRBRIDGE PACKET SERVICE AGREEMENT
                                    BETWEEN
                          BELL ATLANTIC NYNEX MOBILE
                                      AND
                        GOAMERICA COMMUNICATIONS CORP.

                                                             Contract No. ******

                     AIRBRIDGE(R) PACKET SERVICE AGREEMENT

This Service Agreement is entered into by and between GoAmerica Communications Corporation, a New Jersey corporation, with a principal place of business located at 401 Hackensack Avenue, Hackensack, NJ 07601 ("Customer") and Cellco Partnership, a Delaware general partnership, by its managing general partner, Bell Atlantic NYNEX Mobile, Inc. (hereinafter known as "BANM") with offices at 180 Washington Valley Road, Bedminster, New Jersey 07921 (the "Agreement").

          WHEREAS, BANM is either licensed and authorized by the Federal Communications Commission ("FCC") to provide cellular telecommunications service, or manages on behalf of the FCC licensee pursuant to a management agreement in the Area (defined below); and

          WHEREAS, the Customer wishes to establish a mobile data communications system through a public packet switched network in order to utilize the system for data communication by Customer and/or its Authorized Users (defined below); and

          WHEREAS, BANM has the capability to provide Cellular Digital Packet Data ("CDPD") Service, known as AirBridge(R) Packet Service; and

          WHEREAS, Customer wishes to obtain such AirBridge(R) Packet Service from BANM in the Area; and

          WHEREAS, BANM wishes to make available AirBridge(R) Packet Service to Customer on the terms and conditions set forth below.

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and intending to be legally bound, the parties agree as follows:

                                     TERMS

1.  DEFINITIONS.
    -----------

As used herein the following terms shall have the following respective meaning:

          Area.  The markets listed in Exhibit A within which BANM either is
          ----
licensed and authorized by the FCC to provide commercial mobile service, or manages on behalf of the FCC licensee pursuant to a management agreement and in which BANM currently provides or may provide AirBridge Packet Service.

          Authorized User.  Individuals or companies authorized by Customer to
          ---------------
use the System established by Customer.

          Cellular Digital Packet Data Service ("CDPD").  Cellular radio service
          ---------------------------------------------
utilizing packet switching technology to transmit data over radio frequency channels. The raw data rate of CDPD is 19.2 Kilobits per second. It is a connectionless multi-protocol network service providing peer network wireless extension to existing data networks.

          Customer.  Customer is GOAmerica Communications Corporation.
          --------

          Equipment Identifier (EID).  An electronic serial number "burned" into
          --------------------------
a CDPD radio modem at the time of manufacture.

          Fixed End System (FES).  A host computer(s) operated by or on behalf
          ----------------------
of Customer.

          Kilobyte.  A kilobyte is 1000 octets of data, measures at the IP
          --------
packet layer.  IP header and data octets are included in the kilobyte count.

          Mobile Data Base Station ("MDBS").  The unit located at BANM cell
          ---------------------------------
sites which serves as the data link relay point. The MDIS communicates with each MES through the MDBS.

          Mobile Service Area.  Market areas or combinations of Market areas
          -------------------
which Company establishes to provide Commercial Mobile service.

          Mobile Data Intermediate Systems ("MDIS").  The component of the
          -----------------------------------------
AirBridge Packet Service network which performs routing and which contains the network control functions, including the mobility manager, registration and authentication functions.

          Mobile End System ("MES"). A data terminal, CDPD radio modem, and
          -------------------------
antenna.

          Network Entity Identifier ("NEI").  A network address assigned to the
          ---------------------------------
MES. Each MES has an NEI and a unique corresponding EID for authentication purposes.

          Packet.  The continuous sequence of binary digits of information,
          ------
which is routed through the AirBridge Packet Service network as an integral unit. Packet sizes can be flexible within a range of "0" user bytes to a maximum of "2048" bytes.

          Service.  The Airbridge Packet Service provided pursuant to this
          -------
Agreement.

2.   PROVISION OF SERVICE.
     ---------------------

     BANM hereby undertakes to provide the Service to Customer in order for the Customer and/or its Authorized Users to transmit and receive data over the Service network in the Area, pursuant to the terms and conditions specified in this Agreement. Customer shall purchase CDPD service ****** from BANM or its affiliates which provide such Service in the Area. BANM will issue ****** NEIs to Customer. All such NEI assignments shall be made in accordance with the CDPD Network Information Center policies in effect from time to time. Customer has no property rights or interest in the NEI or IP address assigned to its equipment. Rights in the NEIs and IP addresses shall remain the property of BANM.

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

3.   PRICING.
     -------

     The rate for the Service provided by BANM is set forth in Exhibit B. The availability of such rate is restricted to the applications set forth in Exhibit B. In the event Customer has selected and is purchasing equipment through BANM, the terms of payment and price of such equipment are set forth in Exhibit B. ******

4.   INSTALLATION.
     ------------

     At Customer's request, BANM will provide and/or arrange for installation services of MES equipment in the Area. The rate for such installation services will be negotiated on a case by case basis and will be included in a separate attachment to this Agreement.

5.   COMMITMENT OF CUSTOMER.
     ----------------------

     Customer shall, unless otherwise agreed upon in writing and in advance, at its sole expense:

          (i) purchase and maintain any equipment that Customer and/or its Authorized Users may require to communicate with the Service network; and

          (ii) establish and maintain facilities or services for connecting Customer's and/or its Authorized Users' networks or host processors to the Service network (such as private line connections and/or frame relay service); and

          (iii) maintain at its sole expense and option all MES's and ensure that each is technically and operationally compatible with the Service network and is in compliance with applicable state and federal laws, rules, and regulations; and

          (iv) procure any other items or services, including, but not limited to, any applications software or professional services that may be required by Customer and/or its Authorized Users in connection with the Service and/or this Agreement; and

          (v) submit a completed copy of the form entitled, "Air-Bridge Packet Service Request Form", attached hereto as Exhibit C, for modification, addition or deletion of NEIs/EIDs during the term of this Agreement; and

          (vi) pay and hereby guarantees the payment of all invoices presented by BANM under the terms of this Agreement.

          (vii) provide the following to its end users:

                (1) technical help desk support during normal working hours of a five (5) day week.

                (2) thorough training of the host and mobile systems.

                (3) successful installation of host software and hardware with back end connectivity.

                (4) successful installation of mobile software and hardware with wireless connectivity.

                (5) successful configuring of all software and hardware to BANM
                    Network specifications.

                (6) submission of necessary information to BANM to receive IP
                    Address.

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

          (viii) subscribe to a minimum of ****** NEIs during the term of this Agreement as shown in Exhibit B.

6.   AVAILABILITY OF THE SERVICE.
     ---------------------------

     The Service is available for Customer and/or its Authorized Users who are equipped for the Service when they are within the range of cell sites providing the Service. BANM will make good faith efforts to have scheduled outages during off-peak hours.

     6.1 The Service is subject to transmission limitations caused by atmospheric and like conditions. The Service may be temporarily interrupted or curtailed due to government regulations, suspected fraudulent activities, equipment modifications, upgrades, relocations, repairs and similar activities necessary or appropriate for the proper or improved operation of the Service.

     6.2 The Service, although encrypted, is capable of being intercepted without knowledge of or permission from Customer by unauthorized third parties possessing certain types of devices or equipment.

7.   TARIFF FILINGS.
     --------------

     This Agreement and performance hereunder are subject to any required State and Federal regulatory filings. Where required, BANM shall commence the process for submission of any such filings upon execution of this Agreement.

8.   BILLING.
     --------

     BANM will provide Customer with a monthly invoice for the Service provided under this Agreement.

     8.1 The invoice will identify charges in accordance with Exhibit B. Terms of payment shall be net thirty (30) days from the date of the invoice.

     8.2 Undisputed payments received more than thirty (30) days after the date of the invoice will incur a late payment charge in the amount of the greater of one and one-half percent (1 1/2%) of the unpaid balance or the applicable limit (if any) set by law for each month or fraction thereof that such balance shall remain unpaid.

     8.3 Customer will reimburse BANM for court costs, attorney's fees, costs of investigation or collection and similar expenses incurred by BANM in the enforcement of any right or privilege hereunder.

     8.4 BANM may verify and/or reverify Customer's credit rating at any time and BANM may require Customer at any time to make a suitable deposit that BANM shall hold as guarantee of the payment of charges. Upon termination of Service, BANM may apply Customer's deposit against Customer's bill for all charges.

9.   LIMITATION OF LIABILITY.
     ------------------------

     9.1 IN NO EVENT SHALL BANM BE LIABLE TO CUSTOMER, ITS AUTHORIZED USERS, OR EMPLOYEES AND/OR AGENTS OF EITHER OF THEM, OR ANY THIRD PARTY, FOR ANY INDIRECT, INCIDENTAL, SPECIAL,

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

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     CONSEQUENTIAL, PUNITIVE DAMAGES, OR LOST PROFITS OR ANY CLAIM OR DEMAND OF
     ANY NATURE OR KIND, INCLUDING, BUT NOT LIMITED TO, USE OR INABILITY TO USE/ACCESS THE SERVICE, INCLUDING, BUT NOT LIMITED TO, RELIANCE BY CUSTOMER AND/OR AN AUTHORIZED USER ON ANY DATA OBTAINED THROUGH USE OF THE SERVICE, ANY INTERRUPTION, DEFECT, ERROR, VIRUS OR DELAY IN OPERATION OR TRANSMISSION, ANY FAILURE TO TRANSMIT OR ANY LOSS OF DATA, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE PERFORMANCE OR BREACH THEREOF.

     9.2 NOTWITHSTANDING THE FOREGOING, BANM SHALL DEFEND ANY SUIT OR PROCEEDING BROUGHT AGAINST CUSTOMER TO THE EXTENT THAT SUCH SUIT OR PROCEEDING IS BASED ON A CLAIM THAT THE SERVICE FURNISHED TO CUSTOMER BY BANM UNDER THIS AGREEMENT CONSTITUTES AN INFRINGEMENT OF ANY PATENT, COPYRIGHT OR TRADE SECRET OR A VIOLATION OF ANY FEDERAL OR OTHER LICENSE OR FRANCHISE REQUIRED TO BE MAINTAINED IN ORDER TO PROVIDE SUCH SERVICE; PROVIDED, HOWEVER, THAT CUSTOMER SHALL GIVE BANM PROMPT NOTICE IN WRITING OF SUCH SUIT OR PROCEEDING, BANM SHALL HAVE COMPLETE CONTROL OF THE DEFENSE, AND CUSTOMER SHALL PROVIDE ANY INFORMATION AND ASSISTANCE REASONABLY REQUESTED BY BANM (AT BANM'S EXPENSE). BANM SHALL PAY ALL DAMAGES AND COSTS FINALLY AWARDED THEREIN AGAINST CUSTOMER, BUT BANM SHALL NOT BE RESPONSIBLE FOR ANY COMPROMISE MADE WITHOUT ITS CONSENT.

10.  DISCLAIMER OR WARRANTIES.
     -------------------------

     10.1 DUE TO THE POSSIBILITY OF ERRORS INCIDENT IN THE USE OF CDPD, THE SERVICE FURNISHED BY BANM IS SUBJECT TO THE TERMS, CONDITIONS AND LIMITATIONS SPECIFIED HEREIN. BANM MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, CONCERNING THE SERVICE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE OR USE.

     10.2 CUSTOMER ACKNOWLEDGES IT HAS SELECTED CUSTOMER'S SOFTWARE AND/OR EQUIPMENT (INCLUDING EQUIPMENT THAT MAY BE PURCHASED BY CUSTOMER THROUGH
     BANM). BANM HAS MADE AND MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, DIRECTLY OR INDIRECTLY, EXPRESS OR IMPLIED, AS TO THE SUITABILITY, DURABILITY, FITNESS FOR PARTICULAR PURPOSE OR USE, MERCHANTABILITY, CONDITION OR QUALITY OF THE CUSTOMER SELECTED EQUIPMENT AND/OR SOFTWARE. BANM SHALL NOT BE LIABLE TO CUSTOMER AND/OR ANY AUTHORIZED USER FOR ANY LOSS, DAMAGE OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY THE CUSTOMER SELECTED EQUIPMENT AND/OR SOFTWARE, OR BY THE USE OR MANUFACTURE THEREOF, OR BY ANY REPAIR, SERVICE OR ADJUSTMENT THERETO OR BY ANY INTERRUPTION OF SERVICE OR LOSS

     OF USE THEREOF, OR FOR ANY LOSS OF BUSINESS OR DAMAGE WHATSOEVER AND HOWSOEVER CAUSED. TO THE EXTENT PERMITTED, BANM AGREES TO ASSIGN TO CUSTOMER ANY OF THE EQUIPMENT MANUFACTURER'S WARRANTIES RECEIVED BY BANM WITH RESPECT TO THE CUSTOMER SELECTED EQUIPMENT.

11.  CREDIT FOR OUTAGES.
     -------------------

          No credit or adjustment will be made for interruptions of the Service unless the interruption continues for a period of twenty-four (24) hours or more, measured from the time the interruption is reported to BANM by Customer. In the event of an interruption of the Service that continues for a period of twenty-four (24) hours or more, credit allowance will be made, at Customer's request, for a pro-rata amount not to exceed the minimum charge per NEI for that month for each NEI rendered inoperative by the interruption. The credit shall be available only where the interruption is in no part due to the acts or omissions of Customer or an Authorized User whether negligent or otherwise or by interruptions caused by failure of equipment or service not provided by BANM. The foregoing credit shall be the sole and exclusive remedy to Customer and/or Authorized User for any interruption of the Service. In order to be eligible for any such credit, Customer must request the credit within sixty (60) days of the commencement of the interruption.

12.  USE OF THE SERVICE.
     -------------------

     12.1 The Service furnished hereunder is for use only by Customer or its Authorized Users.

     12.2 Customer will be liable for all usage and administrative, financial charges and any other losses, damages, charges or expenses arising from or out of the fraudulent use of Service, including unauthorized use resulting from or attributable to Customer and/or its Authorized Users. The parties will actively cooperate in order to minimize the fraudulent or other unauthorized use and subsequent abuse of the Service provided by BANM.

13.  USE OF MARKS.
     -------------

     13.1 Customer shall not, directly or indirectly, hold itself out as or otherwise create the impression that it is sponsored, authorized, endorsed by, affiliated with, or an agent of BANM or an affiliate thereof. Additionally, Customer shall not use the name "Bell Atlantic NYNEX Mobile", "Bell Atlantic", "NYNEX" or any mark used by BANM, Bell Atlantic or NYNEX or any of their affiliates, or any colorable imitation thereof, in or as part of any company name or trade name or in any other confusing or misleading manner, without the prior written consent of BANM. Nothing contained in this Agreement is intended to convey a license to use any such trademarks, service marks or trade names.

14.  INDEMNIFICATION.
     ----------------

     (a) Customer shall defend, indemnify, and save harmless BANM and its successors and assigns and its employees and agents and their heirs, legal representatives and assigns from any and all claims or demands whatsoever, including the costs, expenses and reasonable attorney's fees incurred on account thereof, that may be made by any person, specifically including, but not limited to, employees of the Customer, including, but not limited to, claims for bodily injury (including death to persons) or damage to property (including theft) occasioned by or alleged to have been occasioned by the acts or omissions of Customer, its employees or persons furnished by the Customer whether negligent or otherwise.

     (b) Customer shall defend BANM at BANMs request, against any such liability, claim or demand. The foregoing indemnification shall apply whether Customer or BANM defends such suit or claims. BANM agrees to notify Customer promptly of any written claim or demands against BANM for which Customer is responsible hereunder.

15.  TERM OF AGREEMENT.
     ------------------

     15.1 This Agreement shall be effective when executed by an authorized representative of BANM ("Effective Date"). The term of this Agreement shall be two (2) years from the Effective Date. This Agreement shall automatically renew for additional one (1) year terms unless either party provides at least sixty (60) days written notice prior to the expiration thereof of its intention not to renew this Agreement.

16.  TERMINATION OF THE SERVICE.
     ---------------------------

     16.1 Upon nonpayment of any sum due BANM, or upon a violation by Customer of any of the provisions of this Agreement, BANM may give Customer written notice of such nonpayment and/or violation. If Customer fails to rectify the nonpayment or the violation within thirty (30) days of being given such written notice, then BANM may immediately, without incurring any liability, temporarily discontinue or interrupt the furnishing of the Service to Customer.

     16.2 Should Customer or its Authorized User's MES's be used with the Service provided by BANM in violation of any of the provisions of this Agreement, BANM may, immediately upon written notice to Customer, without
                          -------------------------------
     incurring any liability, take such action as it may reasonably determine is necessary or appropriate for the provision of the Service to its Customers. Customer shall effect the discontinuance of any use of MES that is in violation of this Agreement immediately upon notice to it of the violation, and shall confirm in writing to BANM within five (5) business days that such use has been discontinued. BANM may, in sole discretion, choose to restore service to the MES in question when Customer has complied with the provisions of this Section 17.2.

17.  TERMINATION OF AGREEMENT.
     -------------------------

     17.1 Upon Default by Customer under this Agreement, of which Customer has been given written notice, and which Customer has not cured within thirty
     (30) days of such written notice BANM may, without incurring any liability, immediately terminate this Agreement.

     17.2 For purposes of this Section 17, "Default" shall be defined as:
                                            -------

     17.2.1  Failure by Customer to pay any charge when due (i.e. within thirty
     (30) days of date of invoice) or to perform or observe any term or condition of this Agreement; or

     17.2.2 Institution by the Customer of any proceeding in bankruptcy, reorganization, or insolvency; institution against Customer of any proceeding in bankruptcy, reorganization, or insolvency that is acquiesced to or not dismissed within ninety (90) days; appointment of a receiver for any substantial part of Customer assets; the making of an assignment for the benefit of creditors or an admission in writing of Customer of its inability to pay its debts as they mature.

     17.3 Customer can terminate on notice and the buyout will be equal to the $****** monthly access charge times the ****** line minimum, times the months remaining in the original term.

18.  PROPRIETARY AND CONFIDENTIAL INFORMATION.
     ----------------------------------------

     In connection with BANM's provision of the AirBridgeSM Services, certain confidential and proprietary, technical, financial or business information may be disclosed by either party. The term "Information," as used in this Agreement includes all specifications, drawings, sketches, models, samples, reports, plans, forecasts, current or historical data, computer programs or documentation and all other technical, financial or business data. "Proprietary and/or Confidential Information" is defined as Information which is in the possession of the Disclosing Party, is not generally available to the public, and which the Disclosing Party desires to protect against unrestricted disclosure or competitive use. All Information which is disclosed by the Disclosing Party to the Receiving Party and which is to be protected hereunder as Proprietary and/or Confidential Information of the Disclosing Party shall:

     a. if in writing or other tangible form, be conspicuously labeled as proprietary, confidential or the like at the time of delivery; and

     b. if oral, be identified as Proprietary and/or Confidential Information prior to disclosure and be reduced to a writing labeled as indicated in (a) above within fifteen (15) business days after its disclosure.

          The Disclosing Party shall have the right to correct any inadvertent failure to designate Information as Proprietary and/or Confidential Information as set forth above by written notification as soon as practical (but in no event later than five (5) business days) after such error is determined. After receiving said notification, the Receiving Party shall from that time forward treat such Information as Proprietary and/or Confidential Information.

     c. With respect to Proprietary and/or Confidential Information provided under this Agreement, the Receiving Party shall during the term of this Agreement:

          (1) hold the Proprietary and/or Confidential Information in strictest confidence; and

          (2) restrict disclosure and/or use to solely those employees of the Receiving Party with a need to know and not disclose it to any other parties; and

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

          (3) advise those employees of their obligations with respect to the Proprietary and/or Confidential Information and use the Proprietary and/or Confidential Information only for the purposes hereunder except as may otherwise be mutually agreed upon in writing.

     d. Any Information disclosed by the Disclosing Party to the Receiving Party which the Disclosing Party holds subject to an obligation of confidence to a third party, shall be subject to the same level of protection as Proprietary and/or Confidential Information of the Disclosing Party, provided the Disclosing Party advises the Receiving Party of the confidential nature of such third party Information.

     e. Neither party shall have an obligation to preserve the proprietary nature of any Information which:

          (1) was previously known to the Receiving Party free of any obligation to keep confidential; or

          (2) is disclosed to third parties by the Disclosing Party without restriction; or

          (3) is or becomes publicly available by other than unauthorized disclosure; or

          (4) is independently developed and so documented by the Receiving Party; or

          (5) which the Receiving Party is required to disclose pursuant to a current law, regulation, or ordinance or a valid order of a court or other governmental body or any political subdivision thereof; provided, however, that the recipient of the Proprietary Information shall first have given notice to the Disclosing Party and gives the Disclosing Party a reasonable opportunity to make a reasonable effort to obtain a protective order requiring that the Proprietary Information and/or documents so disclosed be used only for the purposes for which the order was issued.

     f. All Information shall be deemed the property of the Disclosing Party. Upon request the Receiving Party shall return all Information in tangible form to the Disclosing Party or destroy all such Information.

     g. Upon discovery of any disclosure by the Receiving Party, its agents, employees, consultants or contractors, of any Proprietary and/or Confidential Information, Receiving Party shall notify the Disclosing Party and, at its own expense, take all steps necessary to prevent any further disclosure of Proprietary and/or Confidential Information in violation of this Agreement.

     h. Nothing contained in this Agreement shall be construed as granting or conferring any rights by license or otherwise in any Information disclosed to the Receiving Party.

19.  MISCELLANEOUS.
     --------------

     19.1 Entire Agreement; Amendment.  This Agreement and the attached Exhibits
          ---------------------------
     constitute the entire agreement between the parties with respect to the provision of the Service and associated services and supersede all prior agreements, proposals, and understandings, whether written or oral. Any modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of the parties.

     19.2 Severability.  If any provision, or portion thereof, of this Agreement
          ------------
     is invalid or unenforceable under applicable statute or rule of law, it is only to that extent to be deemed omitted, and such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein.

     19.3 Independent Contractor. No party nor its employees or agents shall be
          ----------------------
     deemed to be employees or agents of the other party, it being understood that each party is an independent contractor for all purposes and at all times, and each party shall be wholly responsible for withholding and payment of all federal, state, and local income and other payroll taxes with respect to its employees, including contribution from them as required by law.

     19.4 Waiver.  The failure by Customer or BANM at any time to enforce any of
          ------
     the provisions of this Agreement or any right with respect thereto, will in no way be construed to be a waiver of such provisions or rights or in any way to affect the validity of this Agreement. The exercise by a party of any rights under the terms or provisions of this Agreement shall not preclude or prejudice the exercising thereafter of the same or any other right.

     19.5 Governing Law.  Subject to any tariffs on file with any state or
          -------------
     federal regulatory body, this Agreement shall be governed by the law of the State of New Jersey regardless of any conflicts of laws or rules which would require the application of the laws of another jurisdiction.

     19.6 Notices.  Any notice to be given hereunder by either party to the
          -------
     other shall be in writing and shall be valid and sufficient if dispatched by: a) registered or certified mail, postage prepaid in any post office in the United States; b) hand delivery; or c) overnight courier prepaid.

     Notices to BANM shall be addressed to:
          Bell Atlantic NYNEX Mobile
          180 Washington Valley Road
          Bedminster, New Jersey 07921
          Attention: GM Product Management
          with a copy to Legal Dept - same address

     Notices to Customer shall be addressed to:
          GOAmerica Communications Corporation
          401 Hackensack Avenue
          Hackensack, NJ 07601
          Attention:

     If either party changes its address during the term hereof, it shall so advise the other party in writing and any notice thereafter required to be given shall be sent by certified mail to such new address.

     19.7 Captions.  The captions in this Agreement are for convenience only and
          --------
     shall not be construed to define or limit any of the terms herein.

     19.8  Publicity and Advertising.  Without the prior written consent of the
           -------------------------
     other party, no party hereto will disclose to any person the terms and conditions of this Agreement, except as may be required by law and then only in compliance with Section 19.3(e). Customer shall submit to BANM all advertising, sales promotion, press releases and other publicity matters relating to the Service furnished by BANM under this Agreement wherein BANM's name or marks is mentioned or language from which the connection of said names or marks therewith may be inferred or implied. Customer shall not publish or use such advertising, sales promotion, press releases, or publicity matters without BANM's prior written approval.

     19.9  Assignment.  Any assignment of this Agreement, in whole or in part or
           ----------
     any other interest hereunder without BANM's prior written consent shall be void which consent shall not be unreasonably withheld. It is further agreed that BANM upon written notice to Customer, may assign this Agreement, in whole or in part, or any of its rights, duties and obligations under this Agreement to its parent, an affiliate or affiliates of BANM, or to a partnership or partnerships in which BANM its parent or an affiliate has an BANM interest. This Agreement shall benefit and be binding upon the parties hereto and their respective successors and permitted assigns.

     19.10 Authorized Signatures.  BANM and Customer each represent that the
           ---------------------
     individual signing this Agreement on its behalf has the power and authority to enter into this Agreement and that this Agreement constitutes a valid and binding obligation of each party.

     19.11 Compliance with Laws.  Both parties shall comply with all applicable
           --------------------
     local, state, and federal regulations, laws, ordinances, rules, and decisions.

     19.12 Acts of God.  In no event shall either party have any liability for
           -----------
     any failure to comply with this Agreement, if such failure results from the occurrence of any contingency beyond the reasonable control of such party, including without limitation, the cellular provider serving a particular area, strike or other labor disturbance, riot, theft, flood, fire, lightning, storm, any act of God, power failure, war, national emergency, interference by any government or governmental agency, embargo, seizure, or enactment of any law, statute, ordinance, rule or regulation.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

CELLCO PARTNERSHIP
By Bell Atlantic NYNEX Mobile, Inc.,         GOAMERICA COMMUNICATIONS
its managing general partner                 CORPORATION

By:    /s/ Cynthia J. White                       By: /s/ Aaron Dobrinsky
       ------------------------------                 ------------------------

Name:  Cynthia White                         Name:____________________________

Title: Executive Vice President & COO        Title:___________________________

Date:  5/13/97                                    Date: 5/12/97
       ------------------------------                   ----------------------

                                   EXHIBIT A

This Exhibit A sets forth the Area(s), as that term is used in this Agreement, in which BANM is authorized to provide CRS as described in this Agreement. In this Exhibit there is described the individual counties of the MSA's and/or RSA's in which BANM is authorized to conduct its CRS operations

1.   (a)  COUNTIES OF THE MSA(s) IN WHICH BANM IS LICENSED:

          Bronx NY, Kings NY, New York NY, Queens NY, Richmond NY, Putnam NY, Rockland NY, Westchester NY, Bergen NJ, Nassau NY, Suffolk NY, Essex NJ, Morris NJ, Somerset NJ, Union NJ, Hudson NJ and Passaic NJ of the New York MSA; Bucks PA, Chester PA, Delaware PA, Montgomery PA, Philadelphia PA, Burlington NJ, Camden NJ and Gloucester NJ of the Philadelphia MSA; Essex MA, Middlesex MA, Plymouth MA, Suffolk MA and Rockingham NH of the Boston MSA; District of Columbia, Charles MD, Montgomery MD, Prince Georges MD, Alexandria City VA, Fairfax City VA, Falls Church City VA, Manassas City VA, Manassas Park City VA, Arlington VA, Fairfax VA, Loudoun VA and Prince William VA of the Washington DC MSA; Allegheny PA, Beaver PA, Washington PA and Westmoreland PA of the Pittsburgh MSA; Baltimore City MD, Anne Arundel MD, Baltimore MD, Carroll MD, Harford MD and Howard MD of the Baltimore MSA; Hartford CT, Middlesex CT and Tolland CT of the Hartford MSA; New Haven CT of the New Haven MSA; Madison NY, Worcester MA of the Worcester MSA; Lackawanna PA, Carbon PA, Lehigh PA, Northampton PA and Warren NJ of the Allentown MSA; Charles City VA, Chesterfield VA, Goochland VA, Hanover VA, Henrico VA, Gaston NC, Meklenburg NC and Union NC of the Charlotte MSA; Middlesex NJ of the New Brunswick MSA; Hampden MA and Hampshire MA of the Springfield MSA; Greenville SC, Pickens SC and Spartanburg SC of the Greenville MSA; New Castle DE, Salem NJ and Cecil MD of the Wilmington MSA; Monmouth NJ of the Long Branch MSA; Bristol MA of the New Bedford MSA; Lexington SC and Richland SC of the Columbia MSA; Gloucester VA, Hampden City VA, James City VA, Poquoson City VA, Berks PA of the Reading MSA; Mercer NJ of the Trenton MSA; Hillsborough NH of the Manchester MSA; Atlantic NJ and Cape May NJ of the Atlantic City MSA; Orange NY of the Orange County MSA; Dutchess NY of the Poughkeepsie MSA; New London CT of the New London MSA; Alexander NC, Burke NC and Catawba NC of the Hickory MSA; Berkshire MA of the Pittsfield MSA; Anderson SC of the Anderson MSA; Cumberland NJ of the Vineland MSA; Warren NY and Washington NY of the Glen Falls MSA; Chittenden VT and Grand Isle VT of the Burlington MSA.

     (b)  COUNTIES OF THE RSA(s) IN WHICH BANM IS LICENSED:

          Hunterdon in NJ 1-HUNTERDON; Ocean in NJ 2-OCEAN; Sussex in NJ 3-SUSSEX; Kent and Sussex in DE 1-KENT; Kent, Queen Annes, Talbot, Caroline, Dorchester, Wicomico, Somerset, Calvert, St. Marys, and Worcester in MD 2-

          KENT; Frederick in MD 3-FREDERICK; Lee, Wise, Dickenson, Buchanan, Russell and Norton City in VA 1-LEE; Frederick, Clark, Shenandoah, Page, Rappahannock, Fauquier, Warren and Winchester City in VA 10-FREDERICK (B1); Mason, Jackson, Roane, and Calhoun in WV 1-MASON; Wetzel, Tyler, Doddridge, Ritchie, Gilmer, Lewis, Pleasants in WV 2-WETZEL; McKean, Camerom, and Elk in PA 2-MCKEAN; Butler, Clarion, Lawrence and Armstrong in PA 6-LAWRENCE (B2); Indiana, Jefferson and Clearfield in PA 7- JEFFERSON; Greene and Fayette in PA 9-GREENE; Huntingdon, Juniata and Mifflin in PA 11-HUNTINGDON; Windham in CT 2-WINDHAM; Newport in R11-NEWPORT; Cherokee, Clay, Graham, Macon, Swain, Haywood, Jackson and Transylvania in NC 1-CHEROKEE; Anson, Montgomery, Richmond, Scotland in NC 5-ANSON; Cabarrus, Stanly, Rowan, Iredell, and Davie in NC 15-CABARRUS; Laurens, Greenwood, McCormick, Edgefield, Saluda, Newberry and Abbeville in SC 2-LAURENS; Calhoun, Orangeburg, Barnwell, Bamberg and Allendale in SC 7-CALHOUN; Oconee in SC 1-OCONEE; Cherokee, Chester, Union and Fairfield in SC 3-CHEROKEE; Lancaster and York in SC 9-LANCASTER; Barnstable, Dukes and Nantucket in MA 2-BARNSTABLE; Carroll, Belknap and Merrimack in NH 2-CARROLL; Franklin, Orleans, Essex, Lamoille, Washington, Caledonia and Orange in VT 1-FRANKLIN; Addison, Rutland, Windsor, Bennigton and Windham in VT 2-ADDISON; Dawson, Lumpkin, White, Habersham, Hall, Banks, Franklin, Stephens, Rabun, Barrow in GA 2-DAWSON.

                                   EXHIBIT B
                                PRICE SCHEDULE

****** Access Fee                        $****** per NEI
Kilobyte Rate - in BANM markets          $******
Kilobyte Rate - out of BANM markets      $******

                            Minimum Unit Commitment
--------------------------------------------------------------------------------------------
          Bill Cycle        Committed Minimum Units                 Absolute Minimum Revenue
--------------------------------------------------------------------------------------------
                 1                  ******                                   ******
--------------------------------------------------------------------------------------------
                 2                  ******                                   ******
--------------------------------------------------------------------------------------------
                 3                  ******                                   ******
--------------------------------------------------------------------------------------------
                 4                  ******                                   ******
--------------------------------------------------------------------------------------------
                 5                  ******                                   ******
--------------------------------------------------------------------------------------------
                 6                  ******                                   ******
--------------------------------------------------------------------------------------------
                 7                  ******                                   ******
--------------------------------------------------------------------------------------------
                 8                  ******                                   ******
--------------------------------------------------------------------------------------------
                 9                  ******                                   ******
--------------------------------------------------------------------------------------------
                10                  ******                                   ******
--------------------------------------------------------------------------------------------
                11                  ******                                   ******
--------------------------------------------------------------------------------------------
                12                  ******                                   ******
--------------------------------------------------------------------------------------------
                13                  ******                                   ******
--------------------------------------------------------------------------------------------
                14                  ******                                   ******
--------------------------------------------------------------------------------------------
                15                  ******                                   ******
--------------------------------------------------------------------------------------------
                16                  ******                                   ******
--------------------------------------------------------------------------------------------
                17                  ******                                   ******
--------------------------------------------------------------------------------------------
                18                  ******                                   ******
--------------------------------------------------------------------------------------------
                19                  ******                                   ******
--------------------------------------------------------------------------------------------
                20                  ******                                   ******
--------------------------------------------------------------------------------------------
                21                  ******                                   ******
--------------------------------------------------------------------------------------------
                22                  ******                                   ******
--------------------------------------------------------------------------------------------
                23                  ******                                   ******
--------------------------------------------------------------------------------------------
                24                  ******                                   ******
--------------------------------------------------------------------------------------------
                      Total                                                  ******
--------------------------------------------------------------------------------------------

* Actual units in service on last day, of bill cycle is compared to the minimum, and if actual is less than the minimum, an additional charge of $****** x (****** - actual) is added to the bill.

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
                   AirBridge(R) Packet Service Request Form

Please fax requests to Jeffrey Pazkiewicz or Patrick Aanstoots at 908-658-4889

Contract Number  __________________          Date        _______________________
Customer Number  __________________          Quantity    _______________________

MDIS            EID's            NEI's              Activation/Deactivation Date
____        1._________    1.____________           1.__________________________
            2._________    2.____________           2.__________________________
            3._________    3.____________           3.__________________________
            4._________    4.____________           4.__________________________
            5._________    5.____________           5.__________________________
MDIS            EID's            NEI's              Activation/Deactivation Date
____        1._________    1.____________           1.__________________________
            2._________    2.____________           2.__________________________
            3._________    3.____________           3.__________________________
            4._________    4.____________           4.__________________________
            5._________    5.____________           5.__________________________
MDIS            EID's            NEI's              Activation/Deactivation Date
____        1._________    1.____________           1.__________________________
            2._________    2.____________           2.__________________________
            3._________    3.____________           3.__________________________
            4._________    4.____________           4.__________________________
            5._________    5.____________           5.__________________________
MDIS            EID's            NEI's              Activation/Deactivation Date
____        1._________    1.____________           1.__________________________
            2._________    2.____________           2.__________________________
            3._________    3.____________           3.__________________________
            4._________    4.____________           4.__________________________
            5._________    5.____________           5.__________________________

Authorized Signer: ______________________
                   Print Name and Title

Signature:         ______________________

                                AMENDMENT NO.1

     This AMENDMENT No. 1 (the "Amendment") is made and entered into by and between GOAmerica Communications Corporation ("Customer") and Cellco Partnership, doing business as Bell Atlantic Mobile ("BAM") for attachment to Contract # ******, dated May 13, 1997 (the "Agreement").

     1. This Amendment is an integral part of and modifies the Agreement. The terms used herein which are defined or specified in the Agreement shall have the meanings set forth in the Agreement. If there are any inconsistencies between the provisions of this Amendment and the provisions of the Agreement, the provisions of this Amendment shall control.

     2. The term of the Agreement is hereby extended for three (3) years, from the date this Amendment is executed, and shall automatically renew for additional one (1) year terms, unless Customer notifies BAM in writing at least sixty (60) day prior to the expiration of the then current term, that it does not wish to renew the Agreement.

     3. Exhibit B, Price Schedule is hereby deleted in its entirety and replaced with a new Exhibit B and B1, as attached hereto.

     4. A new Section 8.5, which applies to "Electronic Billing", is hereby added to "Billing", of the Agreement, which shall read as follows:

          8.5 Should Electronic Billing become available, BAM will notify Customer of the availability of Electronic Billing and make Electronic Billing available to the Customer.

     5. Section 4, of the Agreement, "Installation", is hereby deleted in its entirety.

     6. Section 2, of the Agreement, "Provision of Service", second sentence, the term *****, is hereby deleted and replaced with the term *****.

     7. Section 19.6 of the Agreement, "Notices", is hereby deleted in its entirety and replaced with the following:

          Notices. Any change in the Exhibits contained herein, shall require written notification from both parties and shall not be valid until mutually agreed upon and accepted by both parties. In addition, any notice to be given hereunder by either party to the other shall also be in writing and shall be valid and sufficient only if dispatched by:
          a) registered or certified mail, postage prepaid in any post office in the United States; b) hand delivery; or c) overnight courier prepaid.

          Notices to BAM shall be addressed to:
          Bell Atlantic Mobile
          180 Washington Valley Road
          Bedminster, NJ 07921
          Attn: Mr. Peter Rohr
                Staff Director - Contract Mgt. and Administration
                (908) 306-7550

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

          Notices to Customer shall be addressed to:
          GOAmerica Communications Corporation
          401 Hackensack Avenue
          Hackensack, NJ 07601
          Attn: Mr. Frank Elenio
                Chief Financial Officer

     8. Exhibit A, is hereby deleted in its entirety and replaced with a new Exhibit A, in the form attached hereto.

     9. Exhibit C, "Airbridge(R) Packet Service Request Form", is hereby deleted in its entirety and replaced with a new Exhibit C, "Bell Atlantic Mobile Activation Procedures for Value Added Customers", in the form attached hereto.

     10.  This Amendment shall be effective when executed by both parties.

     11. All provisions of the Agreement, including attachments thereto, not addressed by this Amendment remain in full force and effect.

     IN WITNESS WHEREOF, and intending to be bound hereby, the parties affix their signature to this Amendment.

CELLCO PARTNERSHIP
By Bell Atlantic Mobile, Inc.
its managing general partner:                 GOAMERICA
                                              COMMUNICATIONS CORPORATION

By: /s/ Robert J. Hirsh                       By: /s/ Francis J. Elenio
   -------------------------                     -----------------------------

Name:_______________________                  Name:___________________________

Title:______________________                  Title:__________________________

Date: 1/7/00                                  Date: 12/29/99
     -----------------------                       ---------------------------

                                   EXHIBIT A
This Exhibit C sets forth the Area(s), as that term is used in this Agreement, in which BAM is authorized to provide CRS as described in this Agreement. In this Exhibit there is described the individual counties of the MSAs and/or RSAs in which BAM is authorized to conduct its CRS operations

(a)  COUNTIES OF THE MSA(s) IN WHICH BAM IS LICENSED:

Northeast Region: Norfolk MA, Essex MA, Middlesex MA, Plymouth MA, Suffolk MA and Rockingham NH of the Boston MSA; Hartford CT, Middlesex CT and Tolland CT of the Hartford MSA; New Haven CT of the New Haven MSA; Madison NY, Worcester MA of the Worcester MSA; Hampden MA and Hampshire MA of the Springfield MSA; Bristol MA of the New Bedford MSA; Hillsborough NH of the Manchester MSA; Orange NY of the Orange County MSA; Dutchess NY of the Poughkeepsie MSA; New London CT of the New London MSA; Berkshire MA of the Pittsfield MSA; Warren NY and Washington NY of the Glen Falls MSA; Chittenden VT and Grand Isle VT of the Burlington MSA; Bristol RI, Kent RI, Providence RI, Washington RI of the Providence MSA; Fairfield CT of the Bridgeport MSA; Albany NY, Montgomery NY, Rensselaer NY, Saratoga NY, Schenectady NY of the Albany MSA.

Pittsburgh Region: Allegheny PA, Beaver PA, Washington PA and Westmoreland PA of the Pittsburgh MSA

Northern New Jersey/NY Metro Region: Bronx NY, Kings NY, New York NY, Queens NY, Richmond NY, Putnam NY, Rockland NY, Westchester NY, Bergen NJ, Nassau NY, Suffolk NY, Essex NJ, Morris NJ, Somerset NJ, Union NJ, Hudson NJ and Passaic NJ of the New York MSA; Middlesex NJ of the New Brunswick MSA; Monmouth NJ of the Long Branch MSA.

Philadelphia Region: Bucks PA, Chester PA, Delaware PA, Montgomery PA, Philadelphia PA, Burlington NJ, Camden NJ and Gloucester NJ of the Philadelphia MSA;Carbon PA, Lehigh PA, Northampton PA and Warren NJ of the Allentown MSA; Cumberland NJ of the Vineland MSA, New Castle DE, Salem NJ, Cecil MD of the Wilmington MSA, Berks PA of the Reading MSA, Mercer NJ of the Trenton MSA, Atlantic NJ, Cape May NJ of the Atlantic City MSA.

Washington/Baltimore: District of Columbia, Charles MD, Montgomery MD, Prince Georges MD, Alexandria City VA, Fairfax City VA, Falls Church City VA, Manassas City VA, Manassas Park City VA, Arlington VA, Fairfax VA, Loudoun VA and Prince William VA of the Washington DC MSA; Baltimore City MD, Anne Arundel MD, Baltimore MD, Carroll MD, Harford MD and Howard MD of the Baltimore MSA

Southeast: Gaston NC, Meklenburg NC and Union NC of the Charlotte MSA; Greenville SC, Pickens SC and Spartanburg SC of the Greenville MSA; Lexington SC and Richland SC of the Columbia MSA; Alexander NC, Burke NC and Catawba NC of the Hickory MSA; Buncombe and Madison of the Asheville, NC MSA; Anderson SC of the Anderson MSA.

(b)  COUNTIES OF THE RSA(s) IN WHICH BAM IS LICENSED:

Northeast Region: Windham in CT 2-WINDHAM; Newport in R1-NEWPORT; Barnstable, Dukes and Nantucket in MA 2-BARNSTABLE; Carroll, Belknap and Merrimack in NH 2-CARROLL; Franklin, Orleans, Essex, Lamoille, Washington, Caledonia and Orange in VT 1-FRANKLIN; Addison, Rutland, Windsor, Bennigton and Windham in VT 2-ADDISON
(B1); Ostego, Delaware, Schoharie, Sullivan and Ulster in NY 5-OSTEGO.

Pittsburgh Region: Mason, Jackson, Roane, and Calhoun in WV 1 MASON; Wetzel, Tyler, Doddridge, Ritchie, Gilmer, Lewis, Pleasants in WV 2 WETZEL; McKean, Camerom, and Elk in PA 2 MCKEAN; Butler, Clarion, Lawrence and Armstrong in PA 6 LAWRENCE (B2); Indiana, Jefferson and Clearfield in PA 7 JEFFERSON; Greene and Fayette in PA 9 GREENE; Huntingdon, Juniata and Mifflin in PA 11 HUNTINGDON
(B2).

Northern New Jersey/NY Metro Region: Hunterdon in NJ 1-HUNTERDON; Sussex in NJ 3-SUSSEX.

Philadelphia Region: Ocean in NJ 2-OCEAN; Kent and Sussex in DE 1-KENT.

Washington/Baltimore: Kent, Queen Annes, Talbot, Caroline, Dorchester, Wicomico, Somerset, Calvert, St. Marys, and Worcester in MD 2-KENT; Frederick in MD 3-FREDERICK; Frederick, Clark, Shenandoah, Page, Rappahannock, Fauquier, Warren and Winchester City in VA 10-FREDERICK (B1); Madison, Culpeper, Orange, Fredericksburg City, Spotsylvania, Louisa and Stafford VA 11-MADISON (B3); Caroline, King George, King William, King & Queen, Essex, Richmond, Westmoreland, Northumberland. Lancaster, Mathews, Northampton, Accomack, and Middlesex in VA 12-CAROLINE (B2).

Southeast: Yancey, Mitchell, Avery, Watauga,and Caldwell in NC 2-YANCEY; Cherokee, Clay, Graham, Macon, Swain, Haywood, Jackson and Transylvania in NC 1-CHEROKEE; Anson, Montgomery, Richmond, Scotland in NC 5-ANSON; Cabarrus, Stanly, Rowan, Iredell, and Davie in NC 15-CABARRUS; Laurens, Greenwood, McCormick, Edgefield, Saluda, Newberry and Abbeville in SC 2-LAURENS; Oconee in SC 1-OCONEE; Cherokee, Chester, Union and Fairfield in SC 3-CHEROKEE; Lancaster and York in SC 9-LANCASTER; Dawson, Lumpkin, White, Habersham, Hall, Banks, Franklin, Stephens, Rabun, Barrow in GA 2-DAWSON, Henderson, Polk, Rutherford, Cleveland, McDowell and Lincoln in NC4-HENDERSON; Lee, Wise, Dickenson, Buchanan, Russell and Norton City in VA 1-LEE.

                                   Exhibit B
                         AirBridge(R) Internet Access

***** Access fee:                 $***** per NEI
Rate over Allowance:              $***** /kilobyte
Usage outside BAM markets:        $***** /kilobyte

General Pricing Terms
---------------------

Use of these rate plans is limited to the following software applications(note:
This list may be amended from time to time):
 .    *****
 .    *****
 .    *****
 .    *****
 .    *****

*****

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

                                  EXHIBIT B1
                 AirBridge(R) Internet Access ***** Price Plan

                Access Fee                       $*****
                Usage in BAM Markets       ***** usage included*
                Usage Outside BAM Markets        $*****
                NEI Unit Commitment              *****
                Activation fee                   $*****
                Contract Term in Years           3

Commitment Schedule:
                                 NEIs in Service
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****
Month                    *****             *****

$***** Traveler Option Available
Pricing does not include electronic billing information
Use limited to the following applications  *****

NEIs in service on the rate plan shown in Exhibit B shall not count towards the NEI commitment of this rate plan. Should Customer not have the number of active NEIs corresponding to the commitment schedule shown above, Customer shall be charged as if those NEIs were in service.

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
                                    Page 1

Objective:     To streamline the data activation process for Value Added
               Customers.

Goal: To establish activation procedures that will maximize efficiency for both Bell Atlantic Mobile and our Value Added Customers. This procedure will create an activation process that will allow for easier activation, billing, tracking and reporting that will benefit BAM as well as our customers.

Introduction:  Once a customer has been identified as a VAC with a contract in place, it is our recommendation that they have the ability to reserve and activate NEIs directly through our Credit & Ordering Operations Department. This will allow for maximum efficiency given the quantity of NEIs that are activated through our VACs. Alternative procedures may be evaluated due to the needs of a particular customer on a case by case basis.

Procedure:     NEI Reservations
               ----------------

               VACs will have the ability to reserve NEIs in blocks of *****. These NEIs will be reserved by BAM geographic region (i.e. ***** NEI's out of NY Metro, ***** NEI's out of Wash/Balt, please see Exhibit C, page 2). This form will be filled out by an authorized VAC representative and faxed directly to our COOS department in Morristown, NJ (Fax number 973-971-1036, Tel number 800-627-
               2791). Reservation requests may take up to 2 business days to complete. Once the request has been processed, a COOS representative will complete the form and list of reserved NEIs and fax it back to the VAC representative as well as to Greg Fucheck, Manager - Value Added Customers (Fax 908-306-4227, Tel 908-306-7746).

               NEI Activations
               ---------------

               In order to activate an NEI, Value Added Customers will be able to fax a form directly to the BAM COOS department (Please see Exhibit C, page 3). This form will be filled out by an authorized VAC representative and will list the NEIs from the reserved block to be activated. The BAM COOS department will convert these NEIs from reserved status to active status in our systems. Once all the NEIs have been activated, a COOS representative will fax back the activation form to the VAC as well as to Greg Fucheck.

               Note: These forms can only be signed by an authorized VAC representative. Each VAC will be responsible for providing a list of authorized representatives that will be forwarded to Greg Fucheck who will then forward to the COOS department.

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
                                    Page 2

Customer:             GO AMERICA
Customer #:           *****
Address:              401 Hackensack Avenue
                      Hackensack, NJ 07601
Phone:                (201) 996-7306
Fax:                  (201) 996-1772

Authorized Person:    _________________________________________

Signature:            ____________________   Date:  ___________

--------------------------------------------------------------------------------
Primary City, ST         Price Plan         Saleforce    Contract            NEI
                           Code                ID         Length
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------
                                              *****
--------------------------------------------------------------------------------

Special Requests/Comments

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
___________________________________________________

Note: This form is to be used when requesting activation of IP addresses on BAM CDPD Network.
Please fax this form to BAM's COOS department at 973-971-1036 (attn. Charlene or Dave)

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C
                                    Page 3

Customer:          GO AMERICA
Customer #:        *****
Address:                401 Hackensack Avenue
                        Hackensack, NJ 07601
Phone:                  (201) 996-7306
Fax:                    (201) 996-1772

Authorized Person:    _________________________________________

Signature:            ____________________   Date:  ____________

Total Number of NEI to be reserved (in blocks of *****):
--------------------------------------------------------------------------------
    Qty. to              Primary City, State                   NEI Range
    Reserve                                            (to be completed by BAM)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Special Requests/Comments

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Note: This form is to be faxed to BAM's COOS department at 973-971-1036 ( attn. Charlene or Dave) when reserving blocks of IP addresses for future use.

________________
****** Confidential portion omitted and filed separately with the Securities and Exchange Commission.